EXHIBIT 10.13
                                 -------------



 DATED                                                        31st December 1997
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                          PONTSARN INVESTMENTS LIMITED

                                     - to -

                          MATTHEW CLARK BRANDS LIMITED

                                     - and -

                                MATTHEW CLARK PC



--------------------------------------------------------------------------------

                                   UNDERLEASE
                                     - of -
                               Premises situate at
                     Plot 2000 Severnside Distribution Park
                            Western Approach, Bristol

--------------------------------------------------------------------------------

                  Term commences:              25th December 1997
                  Term of years:               25 years
                  Term expires:                24th December 2022
                  Annual rent:                 [poundsymbol]1,550,000
                  (Subject to increase)


                                Nabarro Nathanson
                               50 Stratton Street
                                 London W1X 6NX

                               Tel: 0171 493 9933

                                   PARTICULARS


1.       DATE                                     Thirty First December 1997

2.       LANDLORD AND TENANT                      NEW LEASE
         COVENANTS) ACT 1995

3.       LANDLORD                                 PONTSARN INVESTMENTS LIMITED
                                                  whose registered office is at
                                                  Knighton House, 56 Mortimer
                                                  Street, London W1N 8BD.

4.       TENANT                                   MATTHEW CLARK BRANDS LIMITED
                                                  whose registered office is at
                                                  Whitchurch Lane, Bristol BS14
                                                  OJZ Company Registration
                                                  Number 137407.

5.       SURETY                                   MATTHEW CLARK PLC whose
                                                  registered office is at
                                                  Whitchurch Lane aforesaid
                                                  Company Registration
                                                  Number 163952.

6.       THE DEMISED PREMISES                     The Premises known as Plot
                                                  2000 Western Approach
                                                  Distribution Centre, Bristol
                                                  more particularly described in
                                                  Part I of the First Schedule
                                                  hereto.

7.       DATE OF COMMENCEMENT                     25th December 1997.
         OF TERM

8.       LENGTH OF TERM                           25 years.

9.       INITIAL RENT                             ONE MINION FIVE HUNDRED AND
                                                  FIFTY THOUSAND POUNDS
                                                  [pound symbol] 1,550,000
                                                  per annum.

10.      RENT COMMENCEMENT DATE                   The date six months after the
                                                  date hereof.

11.      RENT REVIEW DATE(S)                      Every fifth anniversary of the
                                                  Date of Commencement of Term.

12.      SPECIFIED USER                           Use as a distribution centre
                                                  and/or for storage or any
                                                  other purpose within Class B8
                                                  of Part B of the Schedule to
                                                  the Town & Country Planning
                                                  (Use Classes) Order 1987
                                                  (hereinafter called "Class
                                                  B8") including (as ancillary
                                                  thereto) the right to use
                                                  areas of the Demised Premises
                                                  which are not built upon
                                                  for storage purposes; and/or
                                                  (but only after 6 May 2007 or
                                                  such later date as and when
                                                  the transfer of the freehold
                                                  to the Landlord has occurred
                                                  and as is provided for by such
                                                  transfer) for any use or
                                                  purpose specified in Class B2
                                                  of Part B of the Schedule to
                                                  the Town & Country Planning
                                                  (Use Classes) Order 1987
                                                  (meaning - in both the
                                                  aforementioned cases - only
                                                  the said Order and not any
                                                  modification or re-enactment
                                                  thereof).

13.      BREAK DATE                               25th December 2017.

                                    CONTENTS

                                                                            Page

2.       DEMISE ...............................................................5

3.       TENANT'S COVENANTS ...................................................6

   To pay rents................................................................6
   To pay outgoings............................................................6
   To repair...................................................................7
   Decoration..................................................................7
   Maintaining plant and fittings..............................................7
   Not to overcrowd............................................................8
   Comply with Statutory Requirements..........................................8
   To comply with the Planning Acts............................................9
   To permit the Landlord to enter............................................10
   Not to obstruct............................................................11
   Not to make alterations....................................................11
   Not to erect signs.........................................................14
   Not to allow acquisition of easements......................................14
   General obligations regarding insurance....................................14
   Restrictions on user.......................................................15
   User     ..................................................................16
   Alienation.................................................................16
   Registration of Assignments etc............................................20
   To permit display of notices for disposal..................................20
   To inform the Landlord of notices and claims...............................20
   Defective Premises Act 1972................................................20
   Drainage ..................................................................20
   Electrical installations...................................................20
   To permit building on adjoining land.......................................21
   Electronic equipment.......................................................21
   Indemnity..................................................................21
   To yield up................................................................21
   Interest on arrears........................................................22
   To pay Landlord's Expenses.................................................22
   VAT      ..................................................................22
   Notices ...................................................................23
   Guarantor..................................................................23
   Superior Interests.........................................................24
   Continuation of Lease......................................................24
   Covenants in Freehold Title................................................24

4.       LANDLORD'S COVENANTS................................................ 25

   Quiet Enjoyment............................................................25
   To insure..................................................................25
   Superior Lease Rents.......................................................26
   Services ..................................................................26
   Highway Adoption...........................................................26
   The Option Deed............................................................27

5.       PROVISO..............................................................27

   Proviso for re-entry.......................................................27
   Proviso for cesser of rent.................................................28
   Exclusion of Landlord's Liability..........................................28
   Rights Easements etc.......................................................28
   Service of notices.........................................................29
   No warranty as to planning.................................................29
   Tenant's goods left in Demised Premises....................................29
   Statutory Compensation.....................................................29
   Disputes between Landlord and Tenant.......................................29
   Tenant's Option to Determine...............................................30
   Failure to Repair Obligations..............................................30
   Landlord and Tenant (Covenants) Act 1995...................................30
   Headlease..................................................................30
   Interpretation.............................................................31
   Headings ..................................................................31

6.       SURETY COVENANT......................................................31

THE FIRST SCHEDULE
         PART I...............................................................32
         PART II..............................................................32
         PART III.............................................................34

THE SECOND SCHEDULE  Rent Review .............................................36

THE THIRD SCHEDULE   Form of Surety Covenant..................................41

THE FIFTH SCHEDULE   (Tenant's Works disregarded on review) ..................46

THIS LEASE is made on the date stated in the Particulars.

BETWEEN the Landlord specified in the Particulars (hereinafter called the "LANDLORD") of the first part and the Tenant specified in the Particulars (hereinafter called the "TENANT") of the second part and the Surety specified in the Particulars (hereinafter called the "SURETY") of the third part.

NOW THIS DEED WITNESSETH AS FOLLOWS:

1.1 In this Deed the following expressions shall have where the context so admits the following meanings respectively:

         "ADJOINING PREMISES"

                  means the parts of the Estate excluding the Demised Premises

         "CODE"

                  means the Code of Measurement Practice (current edition as at the date reference requires to be made to it) produced jointly by the Royal Institution of Chartered Surveyors and the Institute of Valuers and Auctioneers (or if replaced, any successor document)

         "CONDUIT"

                  means any conducting medium or other thing by means of which any facility service or substance may pass

         "CONNECTION"

                  means the surface water drain or drains constructed or to be constructed from the Demised Premises as shown for the purpose of identification only coloured blue on Plan Number 1 into the rhine lying on the Adjoining Premises to the north west of the Demised Premises (such surface water drain or drains being located directly opposite the existing outfalls into such rhine on the Adjoining Premises to the north west of the Demised Premises)

         "ESTATE"

                  means Severnside Distribution Park Bristol Avon shown for identification only edged blue on Plan Number 2 together with any additions or alterations or extensions thereof

         "HEADLEASE"

                  means the Lease dated 6th May 1997 made between Imperial Chemical Industries PLC and the Tenant the term of which is (as at the date hereof) vested in the Landlord

         "HEALTH AND SAFETY LAW"

                  means any Act, approved Code of Practice issued by the Health and Safety Commission and any directive regulation or other law of the European Union concerning:

                  (a) the health, safety and welfare of the Tenant's employees,

                  (b) the health, safety and welfare of persons other than the Tenant's employees who are exposed to risks to their health and safety, arising out of or in connection with the Tenant's undertaking at the Demised Premises,

                  (c) the control, keeping use and transport of explosive, highly flammable or dangerous substances or substances hazardous to human health

         "MANAGEMENT DEED"

                  means the Deed of Covenant dated 6th May 1997 between Severnside Distribution Park (Bristol) Management Ltd (the "Management Company") (1) and Imperial Chemical Industries PLC
                  (2) and/or any supplemental deed entered into by the Landlord having reference to the same subject matter (and not being a deed which directly or indirectly varies in a manner adverse to the Tenant the rights and obligations passed to the Tenant by this Lease) and any renewal of the Deed of Covenant entered into between the Management Company and the Landlord on the Landlord acquiring the freehold to the Demised Premises.

         "OPTION DEED"

                  means the Option Deed dated 6th May 1997 made between Imperial Chemical Industries PLC (1) and the Tenant (2) (including any supplemental document thereto created for the purpose of making the terms thereof binding upon the Landlord)

         "PARTICULARS"

                  means the details and descriptions appearing in the pages which precede the Contents pages of this Lease and comprising part of this Deed

         "PERMITTED PART"

                  means a self contained part of the Demised Premises (which if separated from the balance of the Demised Premises - excluding any other areas already comprising Permitted Parts - would leave such balance as a self contained premises) comprising not less than 75,000 square feet gross internal area measured in accordance with the Code

         "PLANS"

                  means the plans annexed hereto and "Plan No. 1" and "Plan No. 2" shall be construed accordingly

         "PLANT"

                  means all (if any) lifts boilers central heating refrigeration air conditioning and ventilation plant apparatus communications special installations hot and cold water and drinking water installations and boosting pumps sprinkler systems and other fire prevention and fire fighting equipment fire smoke and security alarms cameras and systems smoke extraction systems lighting and lightning protection installations standby generators automatic controls and any other electrical and mechanical equipment now or hereafter in or serving the Demised Premises

         "RENT"

                  means the Initial Rent or such other Rent as may become reserved or payable in accordance with the provisions of the Second Schedule hereto

         "RENTS"

                  means the aggregate of the rent first reserved and all other sums whatsoever as become payable by the Tenant to the Landlord under the provisions of this Lease

         "SERVICE CHARGE"

                  means the payments due from the Landlord by way of Service Rent (as defined in and payable under the Headlease) while the Headlease remains in force and thereafter the payments due pursuant to the Management Deed (or any variation or replacement thereof so far as it deals with the same matters or with provision of services for the benefit of the Demised Premises)

         "SERVICES"

                  means the Services to be provided by the Management Company pursuant to the Management Deed

         "SERVICE CORRIDOR"

                  means the strip of land forming part of the Estate adjacent to the carriageway on the Estate road shown for the purposes of identification only coloured green on plan no. 2 which is comprised within the land to be adopted pursuant to the agreement dated 18 March 1996 made between Avon County Council
                  (1) and Imperial Chemical Industries Plc (2) under (inter alia) Section 38 of the Highways Act 1980

         "SUPERIOR LANDLORD"

                  means the person in whom the reversionary interest in the Headlease is vested (from time to time)

         "SUPPLEMENTAL DOCUMENT"

                  means any deed agreement licence memorandum letter or other document which in any way varies this Lease or which is or become supplemental to this Lease whether or not expressed to be so

         "TERM"

                  means the term described in the Particulars which where applicable shall include the period of any holding over or any extension or continuance thereof whether by statute or at common law

         "TERMINATION DATE"

                  means the date of expiration or sooner determination of the Term

         "VAT"

                  means Value Added Tax or any similar tax from time to time replacing it or performing a similar fiscal function

         "VAT ACT"

                  means references to the VAT Act include the Value Added Tax Act 1994 any other statutes concerned with VAT as amended from time to time any Act from time to time replacing re-enacting or consolidating the same any regulations made pursuant to the same and any directives and regulations adopted by the Council of the European Communities which relate to VAT

         "VAT ELECTION"

                  means an election made by any person under paragraph 2 of
                  Schedule 10 to the VAT Act which has the effect of a waiver of exemption on any VAT Supply made by the Landlord or by the representative member of any VAT Group of which the Landlord is a member in relation to the Demised Premises

         "VAT GROUP"

                  means a group of companies within the meaning of Section 43 of the VAT Act

         "VAT SUPPLY"

                  the meaning which "supply" has for the purpose of the VAT Act and any reference to a VAT Supply by or to any person shall include a reference to a supply by or to the representative member of any VAT Group of which the person is a member


1.2      INCLUSION OF PARTICULARS

         In this Lease the details and descriptions appearing in the Particulars shall be included in the Lease and form part of the Deed and shall in this Lease where the context so admits have the meanings ascribed hereto in the Particulars

2.       DEMISE

2.1 In consideration of the rents covenants and conditions hereinafter reserved and contained, the Landlord HEREBY DEMISES unto the Tenant ALL THOSE the Demised Premises EXCEPT AND RESERVED unto the Landlord and any other persons entitled thereto the rights set out in Part II of the First Schedule hereto and TOGETHER WITH the rights set out in Part III of the First Schedule

2.2 TO HOLD the Demised Premises unto the Tenant for the Length of Term commencing on the Date of Commencement of Term

2.3 SUBJECT TO all rights easements privileges restrictions and stipulations of whatever nature appertaining to or affecting the Demised Premises

2.4 YIELDING AND PAYING therefor unto the Landlord yearly during the Term and so in proportion for any less time than a year:

2.4.1 FIRST during the Term commencing from and including the Rent Commencement Date:

         (a)      the Initial Rent or (if higher)

         (b) such other rent or rents as become payable under and by virtue of the provisions of the Second Schedule hereto to be paid clear of all deductions by equal quarterly payments in advance on the usual quarter days in every year (by banker's order if the Landlord so requires) the first payment to be for the period commencing on the Rent Commencement Date to the day immediately preceding the next usual quarter day next following such date and to be made on the Rent Commencement Date

2.4.2 SECONDLY by way of further and additional rent the whole of the yearly sum which the Landlord shall from time to time pay by way of premium or premiums for keeping the Demised Premises and all fixtures therein (excluding (unless the Landlord elects otherwise) any tenant's or trade fixtures or alterations) insured in the full reinstatement value thereof including (without limitation) allowance for inflation in building costs demolition and site clearance expenses for temporary support and protection of any building cost of compliance with local authority requirements Architects' fees and Quantity Surveyors' fees and other incidental expenses and (if the Landlord in its reasonable discretion from time to time sees fit) VAT on all matters hereinbefore referred to whether or not the Landlord has made a VAT Election against loss or damage by fire storm tempest lightning explosion or aircraft (not being hostile aircraft) and things dropped therefrom and against such other Insurable Risk or risks as the Landlord may from time to time deem prudent (all such risks being hereinafter called the "INSURED RISKS") and the premium or premiums which the Landlord shall from time to time pay for insuring loss of the Rent payable under this Lease (having regard to any review of the Rent which may become due under this Lease) for three years such further rent in each case to be payable from the date hereof and to be paid in each year on demand

2.4.3 THIRDLY with effect from the Date of Commencement of Term as additional yearly rent the Service Charge payable in accordance with Schedule 4

2.4.4 FOURTHLY by way of further and additional rent (but without prejudice to any other right remedy or power herein contained or otherwise available to the Landlord) all such sum or sums as may become payable by the Tenant to the Landlord under the provisions of this Lease (including interest and VAT) such sum or sums to be paid on the relevant dates provided for in this Lease or (if not so provided for) upon demand

2.4.5 FIFTHLY as additional rent interest (calculated in accordance with clause 3.29 below) payable on demand on any sum of whatsoever nature due from the Tenant to the Landlord (whether as rent or otherwise) which shall not be received by the Landlord within fourteen days of the date the sum is due

3.       TENANT'S COVENANTS

3.1      TO PAY RENTS

         To pay the respective rents hereby reserved on the days and in the manner aforesaid clear of any legal or equitable set-off or any other deductions whatsoever

3.2      TO PAY OUTGOINGS

3.2.1 To pay all existing and future rates taxes charges assessments outgoings and impositions whether parliamentary parochial or otherwise assessed charged or imposed upon or in respect of the Demised Premises or upon the owner or occupier in respect thereof

3.2.2 To pay and indemnify the Landlord against all rates taxes duties charges assessments impositions and outgoings which are or become payable by the Landlord as a result of the Demised Premises being vacant at a date prior to the Termination Date and the Tenant's obligations under this sub-clause shall remain in force following the Termination Date

3.2.3 To pay or in the absence of direct assessment on the Demised Premises to repay to the Landlord the proportion properly attributable to the Demised Premises (such proportion to be determined by the Landlord's surveyor whose decision shall be conclusive) on demand all charges in respect of gas electricity steam soil water telephone electrical impulses and other services supplied to or consumed in the Demised Premises

3.3      TO REPAIR

3.3.1 To repair and keep in good and substantial repair and condition and to maintain and decorate the Demised Premises and all additions thereto (damage by any of the Insured Risks excepted save to the extent that the policy or policies of insurance shall have been vitiated or payment of any of the policy moneys withheld or refused in whole or in part by reason of any act neglect or default of the Tenant or any underlessee or any of their respective servants agents licensees or invitees) and in particular but without prejudice to the generality of the foregoing to clean all open or landscaped areas and to keep the Demised
Premises
         in a clean and tidy condition

3.3.2 To pay on written demand to the Landlord or to whomsoever it may direct a fair proportion (to be reasonably assessed by the Landlord's surveyor) of the costs of repairing, maintaining and replacing all party walls fences and gutters and other party structures and all sewers drains pipes wires and cables which serve the Demised Premises in common with other Premises

3.3.3 Where the Tenant shall fail to leave the Demised Premises in the condition referred to in this Clause 3.3 on the Termination Date the Landlord may do or effect all such repairs maintenance and decoration for which the Tenant shall be liable hereunder and the proper costs thereof shall be paid by the Tenant to the Landlord on demand and the Tenant will also pay to the Landlord mesne profits at the rate of the Open Market Rent on the day immediately after the Termination Date (and which shall be ascertained in accordance with the provisions of the Second Schedule hereto) during the period reasonably required for the carrying out of such works and the amount of such mesne profits shall be added to the cost of carrying out such works as aforesaid and shall also be paid on demand

3.3.4 To keep any part of the Demised Premises which may not be built upon adequately surfaced in good condition swept clean and all landscaped areas properly cultivated and free from weeds and to ensure all grassed areas are mown as and when necessary so that the same shall have a neat and tidy appearance at all times.

3.4      DECORATION

3.4.1 During the fifth year every fifth year thereafter and in the last year of the Term (howsoever determined) to paint in a proper and workmanlike manner with two coats at least of best quality paint all parts usually painted of the Demised Premises and all additions thereto and after each internal painting to redecorate with high quality materials all such parts of the interior of the Demised Premises as have been previously so dealt with and so often as in the reasonable opinion of the Landlord may be necessary and in any event during the last six months of the Term (howsoever determined) to clean all external surfaces of the Demised Premises and to repoint any brickwork

3.5      MAINTAINING PLANT AND FITTINGS

         To keep the Landlord's Plant machinery fixtures and fittings now or at any time during the Term in or upon any part of the Demised Premises in good working order repair and condition and from time to time (when beyond repair or when reasonable so to do) to replace the same or any of them by suitable articles or equipment of similar and modern kind and equal value to the reasonable satisfaction of the Landlord and (without limitation) immediately prior to the Termination Date if reasonably necessary to renew all carpets and suspended ceilings in any offices areas within the Demised Premises

3.6      NOT TO OVERCROWD

         Without prejudice to any other provisions of this Lease not to permit to be working in the Demised Premises at any time such a number of persons that the requirements as to sanitary conveniences and washing facilities contained in or imposed under the Offices Shops and Railway Premises Act 1963 or any Act amending or replacing that Act will not be complied with and at all times to comply with the provisions of or made under the said Act or other Acts in respect of such conveniences and facilities

3.7      COMPLY WITH STATUTORY REQUIREMENTS

3.7.1 In this Clause the following expression bears the following meaning namely "ACT OF PARLIAMENT" means every Act of Parliament that may be relevant to the Demised Premises its use or anything or any person thereon at any time including (without limitation) every Act of Parliament whether in force at the date hereof or not any subsequent statutory re-enactment or modification of any Act of Parliament and any order regulation directive (including European Union directives and regulations) bye-law rule consent or licence made or granted under any Act of Parliament or by any European Union legislative body or any other Public or Local Authority (acting in its official capacity) or by any Court of competent jurisdiction and any reference to a specific Act of Parliament shall be construed accordingly

3.7.2    At all times during the Term:

         (a) to observe and comply in all respects with the provisions and requirements of every Act of Parliament so far as they relate to or affect the Demised Premises or any additions or improvements thereto or the user thereof for the purposes of any manufacture process trade or business or the employment therein of any person or persons or any fixtures machinery plant or chattels for the time being thereon or used for the purposes thereof and

         (b) to execute all works and provide and maintain all arrangements which by or under any Act of Parliament are or may be directed or required to be executed and maintained at any time during the Term upon or in respect of the Demised Premises or any additions or improvements thereto or in respect of any user thereof or employment therein of any person or persons or fixtures, machinery plant or chattels as aforesaid whether by the landlord or tenant thereof

         (c) to indemnify the Landlord against all costs charges and expenses of or incidental to the execution of any works or the provision or maintenance of any arrangements so directed or required as aforesaid and not at any time during the Term to do omit or suffer to be done or omitted on or about the Demised Premises any act or thing by reason of which the Landlord may become liable to pay any penalty damages compensation costs charges or expenses

3.7.3 Without limitation to the preceding provisions of this Clause 3.7 at all times during the Term complying with the Health and Safety Law and in particular:

         (a) with any requirements relating to the use or occupation of the Demised Premises

         (b) to prepare (when and to the extent required by the Health and Safety Law) a formal assessment of the risks to the health and safety of the Tenant's employees, and of persons other than the Tenant's employees, arising out of or in connection with the Tenant's undertaking at the Demised Premises; and

         (c)      to provide to the Landlord on written request:

                  (i) a copy of its current health and safety policy statement; and

                  (ii) full details of any accidents or events reportable under Health and Safety Law together with copies of any notices served by any regulatory body on the Tenant or other occupier of the Demised Premises under Health and Safety Law and copies of any associated correspondence

3.8      TO COMPLY WITH THE PLANNING ACTS

3.8.1 In this Clause the following expressions bear the following meanings namely: the "PLANNING ACTS" means the Town and Country Planning Act 1990 the Planning (Listed Building and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Consequential Provisions) Act 1990 the Planning and Compensation Act 1991 and all supplemental planning legislation and the Public Health Acts 1936 to 1961 or any statutory modification or re-enactment thereof for the time being in force and any regulations or orders made thereunder "PLANNING PERMISSION" means any permission consent or approval given or deemed to be given under the Planning Acts and "DEVELOPMENT" bears the same meaning as in the Planning Acts

3.8.2 To comply in all respects with the provisions and requirements of the Planning Acts and of all Planning Permissions so far as the same relate to or affect the Demised Premises or any operations works acts or things already or hereafter to be carried out executed done or omitted thereon or the use thereof for any purpose

3.8.3 During the Term so often as occasion shall require at the expense in all respects of the Tenant to obtain all such Planning Permissions and serve all such notices as may be required for the carrying out of any operations on the Demised Premises or the institution or continuance thereon of any use thereof which may constitute Development but so that no application for planning permission shall be made without the previous written consent of the Landlord (which consent in relation to any application that cannot result - whether immediately or at a later date - in the loss of the entitlement to continue to use the Demised Premises for Class B8 is not to be unreasonably withheld)

3.8.4 Subject only to any statutory direction to the contrary to pay and satisfy any charge or levy that may now or hereafter be imposed under the Planning Acts in respect of the institution or continuance of any such use as aforesaid

3.8.5 Notwithstanding any consent which may be granted by the Landlord under this Lease not to carry out or make any alteration or addition to the Demised Premises or any change of use thereof (being an alteration or addition or change of use which is prohibited by or for which the Landlord's consent is required to be obtained under this Lease and for which a Planning Permission needs to be obtained) before all necessary notices under the Planning Acts have been served or before all such notices and all such necessary Planning Permissions have been produced to the Landlord and approved by it in writing BUT so that the Landlord may refuse such approval on the grounds that anything contained therein or omitted therefrom or (as regards Planning Permission) the period thereof in the reasonable opinion of the Landlord or its surveyor would be or be likely to be prejudicial to it or to its interest in the Demised Premises or could result in the loss of the entitlement to continue to use the Demised Premises for Class B8 whether during the Term or following the Termination Date PROVIDED THAT subject to the aforementioned protection for the Landlord the said approval of the Landlord shall not be unreasonably withheld

3.8.6 Unless the Landlord shall otherwise direct to carry out and complete before the Termination Date:

         (a) any works stipulated to be carried out to the Demised Premises by a date subsequent to the Termination Date as a condition of any Planning Permission granted before the Termination Date and

         (b) any Development begun upon the Demised Premises in respect of which the Landlord shall or may be or become liable for any charge or levy under the Planning Acts

3.8.7 If and when called upon so to do to produce to the Landlord or its surveyor all such plans documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of these covenants have been complied with in all respects

3.9      TO PERMIT THE LANDLORD TO ENTER

         To permit the Landlord with or without its agents surveyors workmen and others at reasonable times after at least twenty four hours' notice (except in case of emergency):

3.9.1 to enter and view the condition of the Demised Premises and to give the Tenant or leave on the Demised Premises notice in writing of any defects decays or wants of reparation to the Demised Premises or other works or acts for which the Tenant shall be liable hereunder AND if the Tenant shall not within fourteen days (or such longer period not exceeding three months as is reasonable in the circumstances) after such notice (or immediately in case of emergency) commence and proceed diligently to comply with such notice it shall be lawful for the Landlord and its contractors agents and workmen (but without prejudice to the rights of re-entry hereinafter referred to) to enter the

         Demised Premises and do such works and do such acts as may be necessary to comply with the said notice and the proper cost thereof shall be a debt due from the Tenant to the Landlord and shall be forthwith recoverable by action or by distress as rent in arrear

3.9.2 to enter the Demised Premises for the purpose of taking schedules or inventories of the fixtures and things in the Demised Premises to be yielded up at the Termination Date

3.10     NOT TO OBSTRUCT

         Not to:

3.10.1 place or suspend any excessive or undue weight on or front the floors ceilings or walls of the Demised Premises

3.10.2 allow empty containers (other than trade empties or pallets which are stored tidily) or rubbish of any description to accumulate upon the Demised Premises or any pavement or area and generally to keep the Demised Premises all open or landscaped areas in a clean and tidy condition free from deposits of materials oil waste or other deleterious matter

3.10.3 bring or keep upon the Demised Premises anything which is or may become untidy unclean unsightly or in any way detrimental to the amenity of the Demised Premises or the neighbourhood and forthwith to comply with the requirements of any written notice to restore the amenity as aforesaid and in the event of the Tenant failing to comply with such notice the Landlord shall be entitled to enter upon the Demised Premises and carry out any works necessary to comply therewith and to recover the cost thereof from the Tenant upon demand but this covenant shall be subject to the right of the Tenant to store tidily trade empties and pallets both inside and outside the buildings on the Demised Premises

3.10.4 stop up darken or obstruct any windows or lights openings in or belonging to the Demised Premises

3.11     NOT TO MAKE ALTERATIONS

3.11.1 Not to erect any new building or new structure of any kind upon the Demised Premises or any part thereof of a nature not permitted under the Headlease

3.11.2 Not to erect any new building or carry out any alteration which would prejudice either the structural integrity of any building on the Demised Premises or the value of the Landlord's interest in the Demised Premises subject to and with the benefit of this Lease

3.11.3 Subject to sub-clauses 3.11.1, 3.11.2 and 3.11.4 of this clause not without the prior written consent of the Landlord (which shall not be unreasonably withheld) at any time during the Term to:

         (a) make any external or internal alteration or addition to the Demised Premises or cut maim or remove any of the walls beams columns or other parts of the Demised Premises

         (b) erect or affix any machinery (other than usual machinery appropriate for a distribution warehouse or storage premises) upon or to the Demised Premises

         (c)      make any external projections from the Demised Premises

         (d) make any change to the existing design or appearance or the external decorative scheme of the Demised Premises

         (e) alter the electrical wiring and installations in the Demised Premises other than in accordance with the Regulations of the Institution of Electrical Engineers and without the prior written consent of the Landlord (such consent not to be unreasonably withheld)

         (f)      remove any of the Plant

3.11.4 The Tenant shall not require the Landlord's consent for internal non-structural alterations to the Demised Premises and related alterations to electrical wiring and other utilities but shall not make such alterations without producing to the Landlord before commencing the same detailed plans and specifications of the relevant works and an unconditional undertaking to remove the same and reinstate the Demised Premises prior to the Termination Date

3.11.5 Without prejudice to Clause 3.28 hereof the Tenant shall on or before the Termination Date:

         (a) unless the Landlord directs the Tenant in writing to the contrary remove any alterations or improvements permitted under this Lease including any signs or signboards displayed by the Tenant and reinstate the Demised Premises to their original state and condition and

         (b) if requested in writing by the Landlord remove all (if any) internal partitioning in the Demised Premises (whether or not they comprise Landlord's fixtures or fittings) which has been installed by the Tenant during the Term

         (c) making good any damage thereby caused to the reasonable satisfaction of the Landlord

3.11.6 If the Tenant makes any alterations or additions to the Premises in breach of this Clause 3.11 then in addition to any other remedies and powers available to the Landlord (and without prejudice to them) the Landlord may remove and reinstate such additions or alterations and the reasonable and proper cost of carrying out such work will be repaid to the Landlord by the Tenant on demand.

3.11.7 In relation to any works to the Demised Premises the responsibility of or which are undertaken by the Tenant or any other person pursuant to or in accordance with any provision of this Lease and to which the Construction (Design and Management) Regulations 1994 (the "REGULATIONS") apply (the "WORKS")

         (a)      to procure that the Regulations are complied with; and

         (b) to procure that the Tenant (or as the case may be any Permitted Underlessee) shall act as sole "client" for the purposes of the Regulations and that a declaration to that effect will be made by the Tenant under Regulation 4 of the Regulations (with a copy sent at the same time to the Landlord); and

         (c) promptly to provide to the Landlord a full and complete copy of the health and safety file for the Works prepared in accordance with the Regulations and any Code of Practice or other guidance issued by any competent authority and (no later than the Termination Date) the original health and safety file itself; and

         (d) to procure that there shall be granted to the Landlord a royalty free and irrevocable licence to use and copy any design as built and maintenance and operational information and documentation and other information comprised in the health and safety file for any purpose connected with the Demised Premises and on the basis that such licence shall include the right to grant sub-licences to and shall be assignable to third parties without consent

         (e) the Tenant shall not allow any material which is deleterious, polluting or dangerous (to persons or property) to enter from the Demised Premises into the subsoil or to any adjoining or nearby property and shall not do anything on the Demised Premises or cause to be present on the Demised Premises any matter or thing which may cause loss to the Landlord by reason of any Environmental Law Provided Always that the Tenant shall have no liability in respect of any Dangerous Substance which existed at the Demised Premises prior to the date upon which the Tenant commenced its building operations for the original erection of the buildings at the Demised Premises

         (f) subject to the proviso to the preceding sub-clause the Tenant shall ensure that all Environmental Laws relating to the carrying out of any operations on the Demised Premises or the use thereof or the existence of the Demised Premises shall be complied with at all times

         (g)      In this clause:

                  (i) "Dangerous Substances" means any substance (whether in the form of a solid, liquid, gas or vapour) the generation, keeping, transportation, storage, use or disposal of which gives rise to a risk of causing harm) to humans or to any other living organism, or causing damage to the Environment and includes any controlled, special, hazardous, toxic, radioactive or dangerous waste.

                  (ii)     "Environmental" means the environment as defined in
                           Section 1(2) of the Environmental Protection Act
                           1990.

                  (iii) "Environmental Law" means any legal rule, regulation or obligation in force from time to time concerning the protection of human health or the Environment or Dangerous Substances.

3.12     NOT TO ERECT SIGNS

         (a) Subject to subclause 3.12(b) not to affix or exhibit or permit to be affixed or exhibited to or upon any part of the exterior of the Demised Premises (or within the same so as to be visible from the exterior thereof) any placard poster signboard notice or other advertisement save for any reasonable notice or signs stating the name and/or business of the Tenant and/or any undertenants which notices shall be of a form appropriate for a high class distribution warehouse or storage park and the location form and size of such notices shall be first approved in writing by the Landlord (such approval not to be unreasonably withheld)

         (b) Landlord's consent shall not be required for reasonable directional signs and other reasonable signs relating to the operation of the Tenant's business at the Demised Premises

3.13     NOT TO ALLOW ACQUISITION OF CASEMENTS

         Not to permit or suffer any encroachment upon the Demised Premises or the acquisition of any new right to light passage drainage or other easement on over or under the Demised Premises and if any such encroachment or easement shall be made or acquired or threatened and at the cost of the Tenant to do all such things as may be proper for the purpose of preventing the making of such encroachment or the acquisition of such easement or right PROVIDED ALWAYS that if the Tenant shall omit or neglect forthwith to do all such things as aforesaid it shall be lawful for the Landlord or its agents officers servants and workmen to enter the Demised Premises and to do the same and any expenses reasonably so incurred by the Landlord shall be repaid to the Landlord by the Tenant within seven days of a written demand in that behalf

3.14 GENERAL OBLIGATIONS REGARDING INSURANCE

3.14.1 Not to do anything which may prejudice any insurance effected by the Landlord under this Lease over the Demised Premises or which may result in any insurance under this Lease becoming void or voidable or (without the prior written consent of the Landlord which shall not be unreasonably withheld) the rate of premium under such insurance being increased and the Tenant will at all times comply with all requirements and recommendations of the Landlord's insurers and (without prejudice to the Landlord's rights of action in respect of a breach of the provisions contained in this sub-clause) repay to the Landlord on demand all sums paid by way of increased premiums and all expenses incurred by it in consequence of a breach of the provisions contained in this Clause and all such payments shall be added to and form part of the Rents reserved by this Lease and be recoverable as rent in arrear

3.14.2 To keep the Demised Premises supplied with such fire fighting equipment as the Landlord's insurers or any competent fire authority may properly require and will maintain that equipment to the satisfaction of all those persons

3.14.3 Not to store inflammable substances or goods (save in proper containers and approved when necessary by the insurers and any relevant regulatory authority) nor explosive substances or goods at the Demised Premises or obstruct the access to any fire equipment or the means of escape from or over the Demised Premises and will immediately give notice to the Landlord of any event which may affect any of the insurances effected by the Landlord under this Lease

3.14.4 To pay to the Landlord on demand the cost of a periodic valuation of the Demised Premises made (not more frequently than at intervals of 3 years) by or for the Landlord for insurance purposes

3.14.5 To pay to the Landlord on demand the whole of any amount reasonably determined by the Landlord or its surveyor to be the expenses reasonably incurred by the Landlord in making pursuing or enforcing any claim against the Landlord's insurers arising from the Landlord's insurance under this Lease

3.14.6 Not to effect any insurance of the Demised Premises in respect of the Insured Risks other than insurance of Tenant's fixtures (not insured by the Landlord) which fall outside the Landlord's reinstatement obligation

3.14.7 If the payment of any insurance monies is refused in whole or in part by reason of any act or default of the Tenant or anyone under its control the Tenant will pay to the Landlord on demand the amount so refused

3.14.8 To pay to the Landlord on demand the amount of any excess required by the insurers in connection with any damage or destruction to the Demised Premises

3.14.9 If requested by the Landlord to remove its fixtures and effects from the Demised Premises to allow the Landlord to repair or reinstate the Demised Premises

3.15     RESTRICTIONS ON USER

3.15.1 Not to do or permit to be done anything in or upon the Demised Premises which may be or become an unlawful nuisance damage disturbance or danger to the Landlord or other occupiers of any adjoining property owned by the Landlord

3.15.2 Not to permit the Demised Premises or any part thereof to be used for any illegal or immoral purposes or for any offensive disreputable noisy or dangerous trade business pursuit or occupation or as a betting office or for residential or sleeping purposes

3.15.3 Not to play or use in the Demised Premises any musical instrument loudspeaker tape recorder gramophone radio or other equipment or apparatus that is unduly noisy

3.16     USER

         Not to use the Demised Premises or any part thereof for any purpose other than the Specified User

3.17     ALIENATION

         Generally

3.17.1 In this Clause the following expressions bear the following meanings namely:

         (a)      "PERMITTED UNDERLEASE" sell shall be an underlease which:

                  (i) contains provision for review of rent (in an upwards direction only) corresponding both as to terms and dates with the rent review provisions in this Lease

                  (ii)     is granted without taking any fine or premium

                  (iii) reserves not less than the higher of (aa) the rent reserved under this Lease (or an apportioned part thereof) as at the date of its creation (provided that this subclause (aa) shall only apply to underleases granted before the agreement or determination of the rent review due under this Lease on 25th December 2002 or the failure of either party to implement that review on that date) and (bb) the open market rent for the premises thereby demised as at the date of its creation

                  (iv) is not in breach of clause 3(21)(d) of the Headlease (at a time when the Headlease still subsists)

                  (v) does not demise any land or interest in land other than the Demised Premises or part thereof and the rights hereby granted

                  (vi) provides for an annual rent which is to be paid by equal quarterly payments in advance on the usual quarter days

                  (vii) contains covenants on the part of the undertenant similar in all respects to the covenants on the part of the Tenant contained in this Lease save in relation to such covenants as do not relate to the sub-demised premises or are otherwise inappropriate in the context of all underletting

                  (viii) contains a condition for re-entry on breach of any covenant by the undertenant or in the event of the undertenant's insolvency

         (b)      In the case of a Permitted Part:

                  (i) is validly contracted out of Sections 24-28 (inclusive) of the Landlord and Tenant Act 1954 by order of a County Court

                  (ii) contains comprehensive service charge provisions for the recovery of (without limitation) the cost of maintenance repair and decoration of the main structure (if not demised) and common parts of the Demised Premises such service charge provision (and the lessor's obligation to provide such services) to be in a form first approved by the Landlord (such approval not to be unreasonably withheld or delayed)

                  (iii) contains rights and reservation which are first approved by the Landlord (such approval not to be unreasonably withheld or delayed)

                  (iv) prohibits any sub division or underletting of part of the Permitted Part

         (c) "PERMITTED UNDERLESSEE" shall be a person who shall prior to any underletting have entered into a direct covenant with the Landlord to observe and perform the covenants contained in the underlease on the part of the lessee to be observed and performed In the event of a Permitted Underlessee being an unquoted limited company such company shall not be a Permitted Underlessee unless if the Landlord reasonably so requires one or more acceptable guarantors for the proposed underlessee enters into a direct covenant with the Landlord in such form as the Landlord reasonably requires

         (d)      "AUTHORISED GUARANTEE AGREEMENT"

                  has the meaning defined in and for the purposes of Section 16 of the Landlord and Tenant (Covenants) Act 1995 which shall be made by separate deed

3.17.2   GENERAL PROHIBITIONS

         (a) Not to assign or part with or share possession or occupation of the whole or any part of the Demised Premises nor to charge or mortgage part only of the Demised Premises nor agree to do any of the foregoing save in accordance with sub-clauses
                  3.17.3 and 3.17.6 below

         (b) Not to allow any person to have beneficial occupation of the Demised Premises or any part thereof except by virtue of one of the permitted transactions set out in sub-clauses 3.17.3 and 3.17.6 below

         (c) Not to hold or occupy the Demised Premises or any part thereof as trustee or agent or otherwise for the benefit of any other person

         (d) Not to grant any underlease of any part of the Demised Premises which could result in there being more than four separate occupiers

3.17.3   PERMITTED TRANSACTIONS

         Not without the previous written consent of the Landlord (which shall not be unreasonably withheld or delayed and in the case of 3.17.3(a) subject always to Clauses 3.17.4(a) and 3.17.4(b):

         (a)      to assign the whole of the Demised Premises

         (b) to underlet the whole of the Demised Premises by a Permitted Underlease to a Permitted Underlessee

         (c) to underlet a Permitted Part by a Permitted Underlease to a Permitted Underlessee

         (d) to permit the assignment of any Permitted Underlease of the whole or a Permitted Part of the Demised Premises except to another Permitted Underlessee

3.17.4   CONSENTS ETC

         (a) It is agreed that the Landlord shall not be regarded as unreasonably withholding consent to any proposed assignment of the whole of the Demised Premises if it is withheld on the ground (and it is the case) that one or more of the circumstances mentioned below exist whether or not such withholding is solely on such ground or on that ground together with other grounds:

                  (i) that there are any Rents due which have not been paid to the Landlord

                  (ii) that in the reasonable opinion of the Landlord the proposed assignee is a person who is not likely to be able to meet its obligations under this Lease and/or who could be such a person following the assignment

                  (iii) that the proposed assignment is to a "HOLDING COMPANY" "SUBSIDIARY" or "WHOLLY-OWNED SUBSIDIARY" (all of which shall have the meanings ascribed to them in Section 736 of the Companies Act 1985) of the Tenant

         (b)      On any assignment the Tenant shall:

                  (i) enter into an Authorised Guarantee Agreement which will encompass the obligations set out in the Third Schedule to this Lease and which shall otherwise be in such form as the Landlord may reasonably require and be prepared by or on behalf of the Landlord and at the cost of the Tenant

                  (ii) if the Landlord reasonably so requires the Tenant will obtain one or more acceptable guarantors for the proposed assignee who will covenant with the Landlord in the terms (mutatis mutandis) set out in the Third Schedule

         (c) Clauses 3.17.4(a) and 3.17.4(b) shall operate without prejudice to the right of the Landlord to refuse such consent on any other ground or grounds where such refusal would be reasonable or to impose further conditions upon the grant of consent where such imposition would be reasonable

         (d) Not more than three underleases of Permitted Parts shall subsist at any one time in the Demised Premises (but if the Tenant shall have wholly vacated the said maximum shall be four)

3.17.5   UNDERLEASE MANAGEMENT

         In relation to any Permitted Underlease:

         (a) to use reasonable endeavours to enforce the covenants or conditions on the part of any Permitted Underlessee but the Tenant shall not be obliged to re-enter on the relevant premises unless it is reasonably necessary so to do having regard to the severity of the breach and the availability of other remedies

         (b)      not to commute or waive any rents payable by a Permitted
                  Underlessee

         (c) not to vary the terms thereof accept any surrender thereof without the previous written consent of the Landlord (such consent not to be unreasonably withheld)

         (d) not do or permit to be done any action which shall prejudice the right to review the rent payable and with all due speed and diligence to take all such action as shall be necessary to secure that the said rent shall be reviewed in accordance with the terms thereof (unless in the reasonable opinion of the Tenant such review would be unlikely to result in an increased rent) at all times keeping the Landlord fully informed of progress on rent reviews and furnishing any information reasonably required to the Landlord

         (e) to observe and perform all the obligations imposed on the Tenant as sub-lessor

3.17.6   SHARING OCCUPATION

         Notwithstanding the foregoing provisions of this Clause 3.17 the Tenant may without the consent of the Landlord part with or share possession or occupation of the Demised Premises or any part or parts thereof with a company or companies which are members of the same group (as defined by Section 42 of the Landlord and Tenant Act 1954) (a "PERMITTED OCCUPIER") PROVIDED THAT:

         (a) no relationship of landlord and tenant shall be created or exist between the Tenant and the Permitted Occupier

         (b) the rights of the Permitted Occupier shall forthwith determine on it ceasing to fall within the definition of Permitted Occupier

         (c) the Tenant shall give notice to the Landlord within fourteen days of the commencement and termination of each such parting with or sharing possession or occupation of the Demised Premises

3.17.7   INFORMATION

         From time to time during the Term to furnish to the Landlord on demand full particulars of all derivative interests of or in the Demised Premises howsoever remote or inferior

3.18     REGISTRATION OF ASSIGNMENTS ETC

         To leave two certified copies of every assignment transfer mortgage charge underlease probate letters of administration order instrument or other writing effecting or evidencing any transmission or devolution of any estate or interest (derivative or otherwise) in the Demised Premises or any part thereof to the Solicitors of the Landlord for registration within one month from the date thereof and to pay to the Landlord's Solicitors their reasonable registration fee and any VAT payable thereon for each such registration

3.19     TO PERMIT DISPLAY OF NOTICES FOR DISPOSAL

         To permit the Landlord without interference during the six months immediately preceding the Termination Date to affix and retain upon any part of the Demised Premises a notice for the disposal of the same and to permit persons with the authority of the Landlord or its agents at reasonable times to view the Demised Premises

3.20     TO INFORM THE LANDLORD OF NOTICES AND CLAIMS

         To give immediate notice to the Landlord of any notice or claim affecting the Demised Premises or any part thereof

3.21     DEFECTIVE PREMISES ACT 1972

         To give written notice to the Landlord of any defect in the Demised Premises which might give rise to an obligation on the Landlord to do or refrain from doing any act or thing in order to comply with the duty of care imposed on the Landlord pursuant to the Defective Premises Act 1972 and at all times to display and maintain all notices which the Landlord may reasonably from time to time require to be displayed at the Demised Premises

3.22     DRAINAGE

         To take all such measures as may be necessary to ensure that any effluent discharged into the Conduits which serve the Demised Premises (whether within the Demised Premises or not) will not be corrosive or in any way harmful to the Conduits or cause any blockage obstruction or deposit therein

3.23     ELECTRICAL INSTALLATIONS

         Not to use electrical wiring and electrical installations in the Demised Premises in such a way as to overload the wiring system or any part of the electrical installations and forthwith following any reasonable request by the Landlord in that behalf to produce a certificate of test of the electrical wiring and the electrical installations in the Demised Premises such certificate to be given by a competent electrical engineer in accordance with the regulations of the Institution of Electrical Engineers and the local electricity supply authority or either of them

3.24     TO PERMIT BUILDING ON ADJOINING LAND

         To permit the Landlord or any party now or hereafter authorised by the Landlord at any time during the Term to erect or build or alter any buildings or erections facing adjoining or near to the Demised Premises to any extent in any manner the Landlord or such other party may think fit and notwithstanding that such buildings or erections are built or altered in any way that may obstruct or interfere with the access of light or air enjoyed by the Demised Premises

3.25     ELECTRONIC EQUIPMENT

         Without prejudice to Clause 3.15.1 hereof to indemnify the Landlord against any claim resulting from any radio or electronic equipment being used in the Demised Premises in such manner or conditions as to cause electric electronic or other forms of interference to equipment operated in any adjoining or neighbouring premises

3.26     INDEMNITY

         To keep the Landlord fully indemnified against damages losses costs expenses proceedings and liabilities arising directly or indirectly out of the existence state of repair or user of the Demised Premises any breach of the Tenant's covenants contained in this Lease or contained in any superior lease (other than in the case of a superior lease in respect of non-payment of rent or in respect of premises other than the Demised Premises) or against any liability for any tax levy charge or other fiscal imposition of whatsoever nature including penalties and interest on overdue tax (where the Landlord could not reasonably have paid the tax on the due date) for which the Landlord shall be liable as a result of any material development carried out on the Demised Premises and shall on demand pay to the Landlord the amount of any such sum

3.27     TO YIELD UP

3.27.1 At the Termination Date peaceably and in accordance with the full and due performance by the Tenant of the covenants on the part of the Tenant herein contained to surrender and yield up the Demised Premises unto the Landlord together with all fixtures and additions except those in the nature of tenant's and trade fixtures provided that the same shall be removed prior to the Termination Date the Tenant forthwith making good all damage occasioned thereby

3.27.2 Wherever any plant or other fixtures fittings or improvements to be removed are connected to or take supplies from any of the mains services the same shall be disconnected in such manner that all redundant service media are removed and sealed off at points as close as possible to the various ring mains or principal distribution pipes which provide the supplies such removal and sealing to be carried out so as not to interfere with the continued function of the remaining services

3.28     INTEREST ON ARREARS

         If and whenever the Tenant shall fail to pay the Rents or any other monies due under this Lease on the due date (including payments which the Landlord may have reasonably declined to accept in relation to any actual or anticipated breach of any of the terms of this Lease) the Tenant shall pay to the Landlord interest at the rate of Four per cent (4%) per annum above the base rate of National Westminster Bank MC on such Rents or other monies as the case may be from the date when it was due to the date on which it is actually paid

3.29     TO PAY LANDLORD'S EXPENSES

3.29.1 To pay all properly incurred expenses (including Solicitors' Counsels' Surveyors' Agents' and other professional consultants' fees disbursements bailiffs commissions and VAT) of the Landlord:

         (a) resulting from all applications by the Tenant for any consent of the Landlord required by this Lease including in cases where consent is refused or the application is withdrawn

         (b) in contemplation of or in connection with the preparation and service of a notice under Section 146 or 147 of the Law of Property Act 1925 or any other notice hereunder (including in particular a notice relating to a Schedule of Dilapidations) notwithstanding that forfeiture shall be avoided otherwise than by relief granted by the Court

         (c) in connection with any breach of covenant by the Tenant or the recovery of arrears of the Rents or any monies from time to time payable by the Tenant to the Landlord pursuant to this Lease or any Supplemental Document or any matter arising herefrom

3.29.2 To pay on demand to the Landlord the whole or (as the case may be) a fair proportion (such proportion to be fairly determined from time to time by the Landlord's surveyor) of any costs charges expenses or outgoings of whatsoever nature (including a management charge of 10% of such costs charges expenses or outgoings) which the Landlord may reasonably be required to expend or incur in relation to the Demised Premises or in any way in connection with the Demised Premises as a result of any application by the Tenant or as a result of any activity of the Tenant at the Demised Premises which is unlawful or in breach of obligation hereunder

3.30     VAT

3.30.1   OUTPUT TAX

         (a) Where this Lease requires the Tenant to pay repay reimburse or provide any amount or other consideration in respect of a VAT Supply to the Tenant by the Landlord that amount or other consideration will be deemed to be exclusive of any VAT chargeable on that VAT Supply (whether by virtue of a VAT Election made or to be made or otherwise) and the Tenant will when paying or providing the relevant amount or other consideration also pay to the Landlord a sum equal to that VAT on receipt of valid VAT invoice

         (b) If the grant of this Lease is or gives rise to a VAT Supply (whether by virtue of a VAT Election or otherwise) by the Landlord to the Tenant then (except in so far as provided for by Clause 3.31.1(a)) the Tenant will pay to the Landlord a sum equal to the VAT chargeable on that VAT Supply on the date of the grant or (if later) when demanded by the Landlord and (in either case) on receipt of a valid VAT invoice

3.30.2   INPUT TAX

         Where this Lease requires the Tenant to pay repay reimburse or provide any amount or other consideration in respect of a VAT Supply to the Landlord the Tenant will pay to the Landlord a sum equal to any VAT charged to the Landlord on that VAT Supply less any part of that VAT for which the Landlord obtains credit or which the Landlord is otherwise able to recover as input tax

3.31     NOTICES

3.31.1 In this Clause "NOTICE" means any written permission notice order or proposal relevant to the Demised Premises or to the use of the Demised Premises whether or not contained within a communication dealing also with other subject-matter

3.31.2 Within seven days of receipt by the Tenant of any Notice given to the Tenant or the occupier of the Demised Premises the Tenant will give to the Landlord full particulars and a copy of the Notice

3.31.3 The Tenant will expeditiously take all necessary steps to comply with any Notice (if it is not able to procure that such notice is not withdrawn modified or otherwise challenged) and the Tenant's proposals as to the way in which it will comply with or challenge any Notice must first be approved by the Landlord in writing (such approval not to be unreasonably withheld)

3.31.4 Notwithstanding Clause 3.32.3 at the request of the Landlord the Tenant will make or join with the Landlord in making any objections or representations which the Landlord may reasonably require to have made against or in respect of any Notice

3.32     GUARANTOR

3.32.1. To procure that any person who has guaranteed to the Landlord the Tenant's obligations contained in this Lease joins with the Tenant and becomes a party to any Supplemental Document to consent to the Tenant entering into such Supplemental Document and to confirm that its covenants remain in full force and effect in respect of the Lease as varied or amended by such Supplemental Document

3.32.2 Within fourteen days of the death during the Term of any person who has or shall have guaranteed to the Landlord the Tenant's obligations contained in this Lease or of such person becoming bankrupt or having a receiving order made against him or being a company passing a resolution to wind up or entering into liquidation then to give notice thereof to the Landlord and if so required by the Landlord at the expense of the Tenant within Twenty eight days to procure some other person reasonably acceptable to the Landlord to execute a guarantee in respect of the Tenant's obligations contained in this Lease in the form set out in the Fourth Schedule hereto

3.33     SUPERIOR INTERESTS

3.33.1 Any provision for consent or approval of the Landlord shall be deemed to be subject to the consent or approval of the superior landlord (under the Headlease (unless and until it terminates whether by merger with the freehold or otherwise) and the costs and expenses of obtaining such consents (whether or not consent is forthcoming) shall be repaid by the Tenant to the Landlord on demand

3.33.2 To comply with all the tenant's covenants contained in the Headlease (other than the covenants to pay rent to insure and those relating to reinstatement) until it terminates as if such covenants were set out in this Lease in full as covenants to be performed by the Tenant and indemnify the Landlord against all fees payable to any Superior Landlord and any costs charges damages or liabilities arising from any non compliance

3.34     CONTINUATION OF LEASE

3.34.1 To give notice in writing to the Landlord not less than three months (and not more than twelve months) prior to the expiry of the contractual term granted by this Lease if the Tenant does not require the Lease to be continued under the provisions of the Landlord & Tenant Act 1954 (as amended) (the "ACT") whether or not the Act applies

34.2 In the event of any notices having been served under the Act or any proceedings pursuant thereto being current not to cease business use or give up occupation of the Demised Premises without giving at least three months' advance written notice to the Landlord

3.34.3 In the event of any breach of the above provisions the Tenant shall pay as a liquidated debt to the Landlord a sum equivalent to three months' rent reserved by this Lease at the rate current at the relevant time but in the event of the Tenant having given notice of less than three months but otherwise in accordance with the above provisions the amount of the debt shall be reduced to in amount equivalent to rent for such period as would (together with the length of notice actually given) amount of three months

3.35     COVENANTS IN TITLE

         To observe and perform the covenants and conditions contained in or referred to in the title of the Landlord and any Superior Landlord to the Demised Premises (including the covenants and conditions to be created which are contained in the agreed form of transfer annexed to the Option Agreement)

4.       LANDLORD'S COVENANTS

         THE Landlord HEREBY COVENANTS with the Tenant (but so that no liability shall attach to the Landlord in respect of any breach by the Landlord of its obligations under this Lease occurring after the reversion immediately expectant on the determination of the Term has ceased to be vested in the Landlord) as follows:

4.1      QUIET ENJOYMENT

         That the Tenant paying the Rents and observing and performing the covenants on the part of the Tenant hereinbefore contained shall peaceably enjoy the Demised Premises for the Term without any interruption by the Landlord or any person lawfully claiming through under or in trust for it

4.2      TO INSURE

4.2.1 To keep the Demised Premises insured against the Insured Risks (using reasonable endeavours to ensure competitive quotations are secured) subject to such excesses exclusions and limitations and other terms and conditions which may be imposed by the insurers in some insurance office of repute in the full reinstatement value thereof procuring a note of the Tenant's interest upon the policy and whenever reasonably so requested to provide to the Tenant details thereof and in the event of damage or destruction by any of the Insured Risks with all convenient speed (as soon as is practicable after all necessary labour and material permits and consents have been obtained) and when otherwise lawful so to do to cause all monies received by virtue of such insurance (other than in respect of loss of Rent) together with all monies received from the Tenant under clauses 3.14.7 and 3.14.8 to be laid out in rebuilding or reinstating (so far as practicable) the Demised Premises either as previously existing or in accordance with the then latest techniques materials and requirements (as determined by the Landlord) and the, Landlord will make up any shortfall (which is not attributable to the default of the Tenant) out of its own resources PROVIDED THAT such reinstatement shall exclude any fitting out or new works or alterations by the Tenant unless at or after the time of any such Tenant's items being originally installed it is agreed in writing between the Landlord and the Tenant that the same shall comprise part of the Demised Premises for the purposes of this reinstatement obligation or unless (and to the extent that) such items are in any event covered by the Landlord's insurance policy

4.2.2 In the event of the insurance policy being made subject to any qualifications, conditions or excesses, where the same are negotiable with the insurance company, to consult with the Tenant and have regard to the views of the Tenant on the amount of any excess (and accepting a greater excess than might otherwise be available in the event of the Tenant undertaking to pay the relevant sums should a claim arise)

4.2.3 Provided always that in the event of the Demised Premises being damaged or destroyed by an insured risk and the policy of insurance not having been vitiated by any act or default of the Tenant and the Demised Premises not having been reinstated by the expiry of the third anniversary of the date of such damage then either party shall have the right at any time after the expiry of such third anniversary to give three months written notice to the other determining this lease and upon the expiry of such notice this lease shall be void and of no further effect (save in relation to any antecedent or accrued claims) provided that the Landlord may not serve such notice if it is in breach of its obligation to reinstate nor may the Tenant serve such notice if it is in material breach of any of its obligations so as to adversely affect the ability of the Landlord to reinstate

4.3      SUPERIOR LEASE RENTS

         To pay the rents reserved by any superior lease for the time being in force and at the request and cost of the Tenant to enforce the obligations of the superior landlord under the superior lease (while it subsists) and the obligations on the part of the Transferor under the agreed form of transfer annexed to the Option Deed (following the acquisition of the freehold pursuant to that Deed)

4.4      SERVICES

4.4.1 Subject (and as a precondition) to the Tenant paying the Service Charge and indemnifying the Landlord against all liabilities in relation to the same, to use all reasonable endeavours to provide or procure the provision of the Services in accordance with the terms of the Management Deed and the Agreement dated 6th May 1997 made between Imperial Chemical Industries plc (1) and the Tenant (2) (relating to the supply of the Services among other things) (such Agreement and the Management Deed being together hereinafter referred to as "the Management Documentation")

4.4.2 Subject (and as a precondition) to the Tenant undertaking to pay all costs and indemnifying the Landlord against all liabilities in relation to the same, whenever reasonably so requested by the Tenant, to enforce the obligations of the other parties and to exercise all rights available to it under the Management Documentation (so far as the same is consistent with ensuring the supply of Services is kept at an optimum level and appropriate for a high quality distribution park with all modern and up to date (from time to time) facilities) including (among other rights) the rights under the Management Documentation to secure consultations, provision of information and maintenance of the Service Charge at reasonable levels (including all rights to query the quantum of any charges from time to time if specifically so requested)

4.5      HIGHWAY ADOPTION

         At the request and cost of the Tenant and subject to the Tenant fully indemnifying the Landlord against any liabilities incurred by the Landlord pursuant to such request, to take all necessary and appropriate action to ensure that the benefit of the indemnity from Imperial Chemical Industries plc in relation to the costs of adoption of highways by the local authority remains available so as to preclude the possibility of any such costs devolving upon the Tenant PROVIDED THAT this covenant shall lapse upon the adoption of the highway leading to the Estate

4.6      THE OPTION DEED

         During such time only as the freehold has not yet become vested in the Landlord

4.6.1 Not to assign the Landlord's interest as lessee under the Headlease without assigning to that assignee the Option Deed and not to assign the Option Deed other than to an assignee of the Headlease

4.6.2 To exercise the Call Option within the Call Option Period (both as defined in the Option Deed) unless the Put Option (as therein defined) has been exercised first

4.6.3 To supply to the Tenant a certified copy of the completed Transfer pursuant to the Option Deed within 14 days after completion

4.6.4 To procure that on the exercise of the option the freehold is acquired in the name of the Landlord and that the Headlease, shall as soon as reasonably practicable thereafter terminate by merger on completion of such acquisition

5.       PROVISO

         IT IS HEREBY AGREED AND DECLARED that:

5.1      PROVISO FOR RE-ENTRY

         Notwithstanding and without prejudice to any other remedies and powers herein contained or otherwise available to the Landlord if:

5.1.1 the Rents hereby reserved or any part thereof shall be unpaid for twenty one (21) days after becoming payable (whether formally demanded or not) or

5.1.2 any covenant on the Tenant's part herein contained shall not be performed or observed or

5.1.3    the Tenant (being a company) shall:

         (a) enter into liquidation whether compulsorily or voluntarily (save for the purpose of reconstruction or amalgamation forthwith put into effect)

         (b) have a Petition for an Administration Order under Part II of the Insolvency Act 1986 presented in respect of it

         (c) have a receiver or an administrative receiver appointed in respect of the whole or any part of its assets or

5.1.4 the Tenant (being all individual or being more than one individual any one of them) shall:

         (a)      become bankrupt or

         (b)      enter into composition with his or their creditors or

         (c)      have a Receiving Order made against him or them or

         (d) fail to pay a debt or debts which is or are in the aggregate equal to or in excess of the bankruptcy level from time to time and a statutory demand thereof having been neither complied with or set aside then and in any of the said cases it shall be lawful for the Landlord at any time thereafter to re-enter the Premises in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to any right of action or remedy of the Landlord in respect of any breach of the Tenant's covenants herein contained

5.2      PROVISO FOR CESSER OF RENT

         If the Demised Premises or any part thereof shall at any time be destroyed or damaged by any of the Insured Risks so as to render the Demised Premises unfit for occupation and use (and the relative policy or policies of insurance effected by the Landlord shall not have been vitiated or payment of the policy monies refused (and the shortfall not made good by the Tenant) in whole or in part in consequence of any act or default on the part of or suffered by the Tenant its undertenants and its or their respective agents licensees and invitees) then the Rent (or a fair and just proportion thereof according to the nature and extent of the damage sustained) shall be suspended and cease to be payable until the Demised Premises shall again be rendered fit for occupation and use or until the expiration of three years from the date of the happening of such destruction or damage as aforesaid (whichever period shall be the shorter) and in case of dispute as to the proportion or period of such abatement the same shall be referred to arbitration in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof for the time being in force

5.3      EXCLUSION OF LANDLORD'S LIABILITY

         So far as permitted by law the Landlord shall not be responsible to the Tenant or any underlessee servant agent licensee or invitee of the Tenant or other person occupying or on the Demised Premises or any part of it or calling upon the Tenant or such other persons as aforesaid for any accident or injury suffered by any person or damage to or loss of any chattel or property sustained on the Demised Premises or in the event of any works carried out or other things done by the Landlord permitted or required by the provisions of this Lease

5.4      RIGHTS EASEMENTS ETC

         The operation of Section 62 of the Law of Property Act 1925 is excluded from this Lease and the Tenant will not by virtue of this Lease during the Term acquire or become entitled (by any means whatever) to any easement from or over or affecting any other land or premises now or at any time after the date of this Lease belonging to the Landlord and not comprised in this Lease

5.5      SERVICE OF NOTICES

         In addition to any other prescribed mode of service any notices requiring to bc served hereunder shall be validly served if served in accordance with Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 or in the case of the Tenant if left addressed to it or if there shall be more than one to any of them or sent to it him or any of them by post or left at the last known address or addresses of it him or any of them in Great Britain

5.6      NO WARRANTY AS TO PLANNING

         No representation or warranty is given or made or shall be deemed to have been given or made by the Landlord as to any matter affected by the Planning Acts or any regulations made thereunder

5.7      TENANT'S GOODS LEFT IN DEMISED PREMISES

         If after the Termination Date any property of the Tenant shall remain in the Demised Premises and the Tenant shall fail to remove the same within five days after being requested in writing by the Landlord so to do the Landlord may as the agent of the Tenant (and the Landlord is hereby appointed by the Tenant to act as such) sell such property and shall then hold the proceeds of sale after deducting the costs and expenses of removal storage and sale reasonably and properly incurred by it to the order of the Tenant PROVIDED THAT the Tenant will indemnify the Landlord against any liability incurred by it to any third party whose property shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant and was liable to be dealt with as such pursuant to this sub-clause

5.8      STATUTORY COMPENSATION

         Except where a statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant will not be entitled to claim from the Landlord on quitting the Demised Premises any compensation under the Landlord and Tenant Act 1954

5.9      DISPUTES BETWEEN LANDLORD AND TENANT

5.9.1 Save in relation to any disputes arising under or in relation to the exercise of the Landlord's rights under Clause 5.1 or any disputes where a separate procedure is provided for in this Lease if any dispute shall arise between the Landlord and the Tenant with regard to the construction or effect of this Lease or any provision hereof or otherwise in connection with the Demised Premises such dispute shall be determined by a single Arbitrator appointed by the President for the time being of the Royal Institution of Chartered Surveyors and in relation to matters of construction (and where there is no agreement as to whether the dispute does or does not relate to matters of construction) such dispute shall be determined by a single Arbitrator appointed by the President for the time being of the Law Society in each case in accordance with the Arbitration Act 1996 or any statutory re-enactment or modification thereof PROVIDED THAT any non payment of monies due hereunder shall not be governed by the provisions of this clause 5.9

5.9.2 In the event of any person to whom a dispute under this Lease is referred being unable to or precluded from acting in connection with the same then such dispute shall be referred in place of such person to an Arbitrator agreed between the Landlord and the Tenant or failing agreement nominated by the President for the time being of the Royal Institution of Chartered Surveyors or the Law Society (in accordance with the principles set out in clause 5.9.1) upon the application of either the Landlord or the Tenant

5.10     TENANT'S OPTION TO DETERMINE

5.10.1 If the Tenant shall desire to determine the Term on the Break Date (time being of the essence for such date) and shall give to the Landlord written notice to that effect not earlier than 24 months beforehand and not later than 12 months beforehand (time being of the essence for such notice) (the "BREAK NOTICE") then subject to the provisions of clause 5.10.2 below being satisfied on the Break Date the Term shall thereupon cease and determine but without prejudice to any rights or liabilities in respect of any antecedent breaches of any party

5.10.2 It shall be a requirement for the operation of the clause 5.10 that as at the Break Date vacant possession of the whole of the Demised Premises is given to the Landlord

5.11     FAILURE TO REPAIR OBLIGATIONS

         The Landlord shall not in any event be liable to the Tenant in respect of any failure of the Landlord to perform any of its obligations to the Tenant hereunder whether expressed or implied unless the Tenant has so notified the Landlord and the Landlord has failed within a reasonable time to remedy the same and then in such case the Landlord shall be liable to compensate the Tenant only for loss or damage sustained by the Tenant after such reasonable time has elapsed

5.12     LANDLORD AND TENANT (COVENANTS) ACT 1995

5.12.1 The Landlord and the Tenant declare that this is a new lease for the purposes of the Landlord and Tenant (Covenants) Act 1995 (for the purposes of this Clause referred to as the "ACT")

5.12.2 If the Landlord agrees with the Tenant whether prior to on or after the date of this Lease to postpone the payment of any of the Rents due under this Lease then for the purposes of the Act the date upon which such Rents shall be due shall be treated as the date upon which the postponed Rents are due

5.13     HEADLEASE

5.13.1 In the event of the Headlease being determined or no longer being in existence due to merger or for any other reason, the obligations of the Tenant hereunder to comply with the terms thereof shall remain in full force and effect as if the same remains in existence to the intent (and to the extent only) that any obligation to indemnify the Landlord against liabilities in the Headlease shall remain effective so long as the Landlord remains directly or indirectly liable for such matters and the same have not been abrogated by virtue of the Headlease no longer being in existence

5.13.2 Any consent or approval of the Landlord which may be required under this Lease shall be subject to a precondition that the consent and approval of the Superior Landlord is obtained under the Headlease (where required) and the Tenant shall be responsible to pay all costs, charges and expenses in securing the same whether or not it is granted or lawfully refused or the application withdrawn

5.14     INTERPRETATION

5.14.1 In this Lease where the context so admits the expression the "LANDLORD" shall include the reversioner for the time being immediately expectant on the term hereby created and the expression the "TENANT" shall include the successors in title and assigns of the Tenant and where there are two or more individuals included in the expressions the "TENANT" or the "SURETY" (if any) covenants herein expressed to be made by the Tenant or the Surety (as the case may be) shall be deemed to be made by such persons jointly and severally

5.14.2 Any reference in this Lease to any statute or order shall include any statutory extension modification or re-enactment of such statute or order or any regulations or orders made thereunder

5.14.3 Any covenant by the Tenant not to do any act or thing shall be deemed to include an obligation not to permit such act or thing to be done

5.14.4 Each of the Clauses of this Lease is distinct and severable from the others and if at any time one or more of such provisions is or becomes illegal invalid or unenforceable the validity legality and enforceability of the remaining provisions will not in any way be affected or impaired

5.15     HEADINGS

         The headings hereto shall not affect the construction of these presents

6.       SURETY COVENANT

         In consideration of this Lease being made at its request the Surety herewith covenants with the Landlord in the terms set out in the Third Schedule hereto

I N W I T N E S S whereof this Lease has been duly executed the day and year first before written

                               THE FIRST SCHEDULE

                                     PART I

The land and buildings shown delineated edged red on Plan Number 1 and whose approximate position on the Estate is for identification only edged red on Plan Number 2 (the boundary of the Demised Premises at the southern corner abutting the roadway to be adopted pursuant to the Agreement dated 18th March 1996 made between Avon County Council (1) and the Superior Landlord (2) under (inter alia)
Section 38 Highways Act 1980) EXCEPT and RESERVED as mentioned in Part II of this Schedule and TOGETHER with the rights mentioned in Part III of this Schedule

                                     PART II

EXCEPT AND RESERVED to the Landlord (and all other persons having like rights) the free and uninterrupted rights:

(1) to the passage and running of water soil gas electricity telephone and other services or supply through and the right to connect into the Conduits which are now or may at any time during the Perpetuity Period (being 80 years from the, date of this Lease) be in on under or passing through or over the Demised Premises and are intended for use by other parts of the Estate or any land adjoining or neighbouring the Estate with the right to construct and maintain new services (other than oil or chemical pipelines to the nearby ICI Severnside Works or other conduits which are not drains or utilities connected with the development and use of the Estate and/or the Adjoining Premises) on unbuilt parts of the Demised Premises for the benefit of any Adjoining Premises and the right to repair maintain and renew such existing and new services and Conduits and the right at any time but (except in emergency) after giving reasonable notice to enter (or in an emergency or after the giving of reasonable notice in the Tenant's absence to break and enter) the Demised Premises in the exercise of such rights the person exercising such right making good any damage caused to the Demised Premises but being under no liability to pay compensation PROVIDED THAT before constructing any new services on the Demised Premises the Landlord will first consult with the Tenant and will only lay such services where they will not impede or interfere with proposed building works and if reasonably required by the Tenant in connection with any future development of the Demised Premises the Tenant may relocate such new services to some other position within the Demised Premises as may be designated by the Tenant with the prior approval of the Landlord (such approval not to be unreasonably withheld) but not so as to interfere with the uninterrupted supply of such services

(2) to enter the Demised Premises for the purposes and in manner mentioned in this Lease

(3) of light air support and protection now or after the date of this Lease enjoyed by any Adjoining Premises

(4) at any time hereafter to build or construct any buildings or structures on any Adjoining Premises or to alter raise the height of rebuild construct make connections to or demolish any buildings or structures on or to be built or constructed on any Adjoining Premises in such manner as the person exercising the right shall think fit notwithstanding the same may obstruct affect or interfere with the amenity of or the passage of light and air to the Demised Premises

(5) to enter the Demised Premises with or without vehicles plant and machinery for the purposes of repairing maintaining and renewing the boundary fence on the north west side of the Demised Premises provided that for so long as the Tenant maintains a security fence in the vicinity of such boundary this right of access may be restricted by the Tenant (but not in such a way as to render the said right incapable of exercise) to the strip of land between the said boundary fence and the Tenant's said security fence within the Demised Premises

(6)      (a)      to enter on the Demised Premises after giving reasonable
                  notice and by prior appointment unless the Tenant shall refuse to make such an appointment or to arrange an appointment within a reasonable period of time for the purpose of constructing within the Perpetuity Period surface water drain or drains from the Adjoining Premises on the South East side of the Demised Premises into the rhine which runs inside the boundary of the Demised Premises (such rhine to be constructed by the Tenant in the position already agreed) and thereafter the right (subject to paying a fair and proper proportion of the costs of cleaning and repairing maintaining and renewing such rhine assessed according to user) to maintain in position and use those drains for the drainage of surface water into the rhine from the Adjoining Premises in compliance with all applicable statutory and other requirements of the relevant competent authorities and so that the amount of surface water discharged from the Adjoining Premises into the rhine shall not have a detrimental affect on the Tenant's drainage system on the Demised Premises or otherwise cause damage to any part of the Demised Premises; and

         (b) an ancillary right of entry onto the Demised Premises on reasonable notice and at all reasonable times (except in emergency) and by prior appointment unless the Tenant shall refuse to make such an appointment or to arrange an appointment within a reasonable period of time for the purpose of maintenance repair and renewal of those drains but only in compliance with the reasonable security and operational requirements of the Tenant

         PROVIDED THAT the Landlord shall cause as little interference as is reasonably practicable in all the circumstances to the business of the Tenant (but so that the Landlord shall not be liable in any circumstances to the Tenant in respect of my interference to and/or loss of business arising out of the lawful exercise of this right) and forthwith making good any damage caused to the Demised Premises to the Tenant's reasonable satisfaction and the Landlord shall indemnify the Tenant against any actions proceedings claims or demands brought against the Tenant as a result of the exercise of this right

(7) at convenient times and upon reasonable notice (except in emergency) to enter the Demised Premises if it shall be reasonable to do so in order to view the state or condition of the Adjoining Premises

         (8)      The right at any time to enter the Demised Premises:

                  (a) to inspect or view the condition of the Demised Premises and/or

                  (b)      to carry out any work to any adjacent premises and/or

                  (c) to carry out repairs or other work or to do anything which the Landlord must or may carry out under the provisions of this Lease

                  (d) for any purpose connected with the Landlord's interest in reversion to this Lease

PROVIDED THAT if the Landlord exercises any of the rights in paragraphs (1),
(2), (5), (7) and (8) above by carrying out work on the Demised Premises it shall forthwith make good any damage caused to the Premises and will carry out such works in such manner as shall cause as little disturbance to the Tenant as reasonably practicable and in compliance with all reasonable security and operational requirements of the Tenant

                                    PART III

(1) TOGETHER WITH the benefit of the rights (insofar as the Landlord has power to grant the same and in common with the Landlord its tenants and licensees and all others now or hereafter entitled to like rights): to the passage and running of water soil gas electricity telephone and other services or supply to and from the Demised Premises through the Conduits in or under Adjoining Premises

(2) at convenient times and upon reasonable notice (except in emergency) to enter any Adjoining Premises comprised in the Estate if it shall be necessary to do so in order to view the state or condition of the Demised Premises provided that the Tenant shall forthwith make good any damage and disturbance caused in the exercise of this right and comply with all reasonable security and operational requirements of the relevant owner and occupiers

(3) of way with vehicles over the roadways and on foot over the footpaths comprised in the Estate (including without limitation those shown for the purpose of identification only edged brown on Plan No. 2) to and from the Demised Premises at all times and for all purposes in connection with the use of the Demised Premises authorised by this Lease PROVIDED ALWAYS THAT the rights of way over the roadways shall determine if and when and to the extent that they may be adopted as highways maintainable at the public expense

(4) of support and protection from the Adjoining Premises as now enjoyed by the Demised Premises

(5) to construct and maintain new services under the Service Corridor within the Estate for the benefit of the Demised Premises and the right to repair maintain and renew all existing and new service conduits serving the Demised Premises in the Service Corridor within the Estate subject to the Tenant first consulting with the Landlord as to the route and specification of any new services and with a view to minimising the damage and disturbance resulting from the exercise of such rights and making good any damage caused to the Service Corridor and the remainder of the Estate in exercise of such rights PROVIDED THAT the Tenant shall before exercising any such rights first request that such works are carried out by the Landlord (with the Tenant being responsible for the Landlord's reasonable and proper costs) and allow the Landlord a reasonable opportunity to carry out and complete such works PROVIDED FURTHER THAT this right shall determine if and when and to the extent that the strip of land comprising the Service Corridor within the Estate is adopted as highway maintainable at public expense

(6)

         (i) to enter on the Adjoining Premises to the north-west after giving reasonable notice and by prior appointment unless the owner and occupiers thereof shall refuse to make such an appointment or to arrange an appointment within a reasonable period of time and subject to compliance with the owner and occupiers reasonable security and operational requirements for the purpose of constructing within the Perpetuity Period the Connection from the Demised Premises into the rhine which runs inside the boundary of that Adjoining Premises (referred to in paragraph (6) (a) of Part II of this Schedule) and thereafter the right (subject to the Tenant paying a fair and proper proportion of the costs of cleaning repairing maintaining and renewing the rhine lying on the Adjoining Premises into which the Connection is made assessed according to user) to maintain in position and use the Connection for the drainage of surface water from the Demised Premises in compliance with all applicable statutory and other requirements of the relevant competent authorities and so that the amount of surface water discharged from the Promises into the rhine shall not have a detrimental affect on the owner and occupiers drainage system on the Adjoining Premises or otherwise cause damage to any part of the Adjoining Premises; and

         (ii) all ancillary right of entry onto the Adjoining Premises on reasonable notice and at all reasonable times (except in emergency) and by prior appointment unless the owner and occupiers thereof shall refuse to make such an appointment or to arrange an appointment within a reasonable period of time for the purpose of maintenance repair and renewal of the Connection but only in compliance with the owner and occupiers reasonable security and operational requirement

PROVIDED THAT the Tenant shall cause as little interference as is reasonably practicable in all the circumstances to the business of the owner and/or occupiers of the Adjoining Premises (but so that the Tenant shall not be liable in any circumstances to the said owner and/or occupiers in respect of any interference to and/or loss of business arising out of the lawful exercise of this right) and forthwith in making good any damage caused to the Adjoining Premises to the Landlord and the said owner and occupiers reasonable satisfaction and the Tenant shall indemnify and keep indemnified the Landlord and the said owner and occupiers against any actions proceedings claims or demands brought against the Landlord and/or the said owner and/or occupiers as a result of the exercise of this right

                               THE SECOND SCHEDULE

                                   Rent Review

                                   DEFINITIONS

1.1 In this Schedule the following expressions shall have the meanings assigned to them hereunder:

         "RENT REVIEW DATES"

                  means the dates specified in the Particulars

         "NOTIONAL PROPERTY"

                  means a warehouse building:

                  (a) constructed at the same time as construction of the actual building at the Demised Premises; and

                  (b) having a gross internal area of 75,000 square feet measured in accordance with the Code; and

                  (c) being situated on a site of an area which has the same proportion to the gross internal ground floor area of the notional warehousing building as the Demised Premises has to the gross internal ground floor area of the actual building at the date of this Lease (in both cases being gross internal floor area measured in accordance with the Code) in the same location as the Demised Premises and having the same rights over adjoining land as the Demised Premises has under this Lease and subject to the same title matters

                  (d) being constructed to an equivalent specification to the actual building on the Demised Premises (with such amendments as are appropriate in relation to the size of the building) and

                  (e) constructed in accordance with all necessary planning and building regulations consents (subject to the same conditions as attach to the actual consents applicable to the actual building on the Demised Premises so far as not inconsistent with the above provisions) and

                  (f) constructed and completed in a good and workmanlike manner and kept in repair in accordance with the repairing covenants in the Lease and

                  (g) assuming the actual building at the Demised Premises is not in existence

         "NOTIONAL RENT"

                  means the rent per square foot of the gross internal area of the Notional Property as at the relevant Rent Review Date assessed in similar manner to the assessment of the Open Market Rent but with all necessary or appropriate adjustments and adaptations to be applicable to the Notional Property

         "OPEN MARKET RENT"

                  means the yearly rent which might reasonably be expected to be paid by a willing tenant to a willing landlord for a letting of the Demised Premises on the relevant Rent Review Date with vacant possession in the open market without taking a fine or premium for a term of fifteen years commencing on the relevant Rent Review Date subject to the provisions of this Lease as amended by any subsequent document

                  (a)      except that:

                           (i) the provisions in this schedule relating to Notional Property, Notional Rent and paragraph 2.4 of this Schedule shall be deemed to be deleted

                           (ii) there shall be deemed to be omitted from the terms of such lease the amount of the Initial Rent; the tenant's break clause (5.10) above; and any reference to a minimum figure as contained in paragraph 2.3 of this Schedule;

                           (iii) there shall be deemed to be rent reviews on each fifth anniversary of the relevant Rent Review Date which will be upwards only to open market rental levels (so far as applicable on the basis of this definition of Open Market Rent and without any unusual assumptions or disregards which might distort rent from normal market levels)

                  (b)      on the assumptions that at the relevant Rent Review
                           Date:

                           (i) there has been a reasonable period in which to negotiate the terms of the letting taking into account the nature of the Property and the state of the market

                           (ii) no account will be taken of any additional rent which might be offered by a prospective tenant with a special interest

                           (iii) the Demised Premises are fit for immediate occupation and use

                           (iv) no work has been carried out on the Demised Premises by the Tenant, any permitted occupier and/or its or their respective predecessors in title which has diminished the rental value of the Demised Premises

                           (v) in case the Demised Premises or any access or essential services have been destroyed or damaged they have been fully reinstated and

                           (vi) the covenants contained in this Lease or the part of the Tenant have been fully performed and observed

                           (vii) the benefit of all rent free periods and other initial rental concessions (attributable only to time for fitting out as distinct from contributions to costs of fitting out or reverse premiums or incentive payments to prospective tenants) available to prospective tenants in the open market at the relevant Rent Review Date have been exhausted for the benefit of the prospective tenant to the intent that the Open Market Rent is to be the figure which would be payable at the expiry of any such period

                           (viii) the willing landlord has or has not elected to waive exemption for VAT purposes in respect of supplies made by it in relation to the Demised Premises according to the actual position of the Landlord in relation to the Demised Premises at the time

                           (ix) the gross internal area of the Demised Premises (measured in accordance with the Code) as now constructed shall be deemed to be 312,500 square feet

                  (c) and disregarding at the relevant Rent Review Date any:

                           (i) effect on rent of the fact that the Tenant any undertenant or any of their respective predecessors in title has been or is in occupation of the Demised Premises

                           (ii) goodwill attached to the Demised Premises by reason of the carrying on thereat of the business of the Tenant any undertenant or their respective predecessors in title

                           (iii)    any improvement to the Demised Premises
                                    which:

                                    (A)     was carried out by and at the
                                            expense of the Tenant or a permitted
                                            undertenant or any of their
                                            respective predecessors in title and

                                    (B)     was not carried out pursuant to an
                                            obligation to the Landlord or its
                                            predecessors in title and

                                    (C)     was carried out with Landlord's
                                            consent where required under this
                                            Lease and

                                    (D)     was carried out and completed during
                                            the Term or during any period of
                                            occupation immediately before the
                                            start of the Term (but not prior to
                                            practical completion of the original
                                            construction of the Demised
                                            Premises) under a licence or
                                            agreement for lease

                           (iv) obligation of the Tenant to reinstate any works for which the Landlord may have granted consent

                           (v) any enhancement to rental value attributable to the items set out in Schedule 5

2.       RENT PAYABLE

         The yearly rent payable under Clause 2.4.1 of this Lease shall from and after each relevant Rent Review Date be whichever is the highest of:

2.1 the yearly rent reserved under Clause 2.4.1 of this Lease immediately before the relevant Rent Review Date

2.2      the Open Market Rent on the relevant Rent Review Date

2.3      [pound symbol] 1,796,875

2.4 the product of the number of square feet as comprise the gross internal area of the Demised Premises (as specified in paragraph (b) (ix) of the definition of Open Market Rent) and the Notional Rent

3.       APPOINTED SURVEYOR

3.1 If the Landlord and the Tenant shall not have agreed the Open Market Rent or the Notional Rent by the relevant Rent Review Date or (if earlier) within three months of the service of any notice by the Landlord requiring the rent to be reviewed then the Open Market Rent and/or the Notional Rent (as the case may be) may be determined by a valuer (hereinafter called the "APPOINTED SURVEYOR") who shall be agreed upon in writing by the Landlord and the Tenant and in default of such agreement shall be nominated at the joint expense of the Landlord and the Tenant by the President for the time being of the Royal Institution of Chartered Surveyors (hereinafter in this Schedule called the "PRESIDENT") upon the application of either party at any time after the said three month period or the relevant Rent Review Date (as the case may be)

3.2 In the event that the Landlord gives notice that it does not require both the Open Market Rent and the Notional Rent to be determined it any relevant Rent Review Date (but only requires one of them to be determined) then there shall be no requirement to determine the other

4.       SURVEYOR'S DETERMINATION

         The Appointed Surveyor shall be an expert in rental values in the immediate vicinity of the Demised Premises and shall be bound to afford to both the Landlord and the Tenant the opportunity to make representations (whether written or oral at his option) regarding the Open Market Rent for the Demised Premises and/or the Notional Rent The Appointed Surveyor shall make his determination of the Open Market Rent and/or the Notional Rent acting as all Arbitrator and the provisions of the Arbitration Act 1996 (including any statutory modification or re-enactments thereof) shall apply and his determination shall be conclusive and binding on the parties and his fees which shall be fixed on a quantum merit basis shall be borne as he may determine

5.       LATE DECISIONS

         If on the relevant Rent Review Date the Open Market Rent or the Notional Rent (or whichever of them requires in accordance with paragraph 3 above to be determined) shall not have been agreed or determined as aforesaid the yearly rent reserved hereunder immediately before the relevant Rent Review Date shall continue to be payable until so agreed or until the determination of the Open Market Rent or the Notional Rent by the Appointed Surveyor but so that immediately on demand after such agreement or determination the excess difference (if any) over the amount actually so reserved and the amount that would have been payable had the determination been made before the relevant Rent Review Date shall be paid by the Tenant to the Landlord together with interest thereon at the base rate of National Westminster Bank PLC in respect of the period from the relevant Rent Review Date (or such later quarter day on which the payment would have been due) until the date of payment and if not so paid shall be recoverable as rent in arrear

6.       MEMORANDUM

         When the Open Market Rent or the Notional Rent (and the revised rent payable consequent thereon) shall be agreed or determined as aforesaid the memorandum endorsed on this Lease and Counterpart shall be completed and signed by the Landlord and the Tenant

7.       TIME NOT TO BE OF THE ESSENCE

         Time shall not be of the essence for any periods of time referred to in this Schedule

                               THE THIRD SCHEDULE

                             Form of Surety Covenant

The Surety COVENANTS with the Landlord as a primary obligation and on a full and unqualified indemnity basis as follows:

1. The Tenant will pay the Rents payable under this Lease on the date on which Rents become due and payable and will comply with all the obligations and conditions contained in this Lease relating to any other matter

2. In default of compliance the Surety will pay the Rents or (as appropriate) comply with the obligation or condition in respect of which the Tenant has defaulted and the Surety will make good to the Landlord on demand all costs damage expense and liabilities resulting from any such default

3. As and when called upon to do so by either the Landlord or the Tenant the Surely will enter into any Supplemental Document for the purpose of consenting to the Tenant entering into such Supplemental Document and confirming that all covenants by the Surety will remain in full force and effect in respect of the Lease as varied or amended by such Supplemental Document

4. The Surety's liability shall remain in full force and effect and shall not be released notwithstanding any of the following it being acknowledged that the items in the list below are each separate and independent and not to be interpreted in the light of any other item:

4.1 any time or indulgence granted by the Landlord to the Tenant or to any other person liable or by the Landlord dealing with exchanging varying or failing to perfect or enforce any of its rights and remedies against the Tenant or any other person liable

4.2 any variation of or addition to or reduction from the terms of this Lease or any Supplemental Document

4.3 any non-acceptance of Rents or any of them in circumstances where the Landlord has reason to suspect a breach of covenant by the Tenant

4.4 the occurrence of any of the contingencies specified in Clause 5.1 of this Lease

4.5 a surrender of part of the Demised Premises except that the Surety will have no liability in relation to the surrendered part in respect of any period following the date of surrender

4.6 any document which has the effect of operating as a deemed surrender and re-grant

4.7           this Lease being forfeited (subject to paragraph 15)

4.8 any incapacity or change in the name style or constitution of the Tenant

4.9 any change in the constitution of the Landlord or its absorption in or amalgamation with or the acquisition of all or part of its undertaking or assets by any other person or any reconstruction or reorganisation of any kind

4.10 any other act or thing by virtue of which (but for this provision) the Surety would have been released

5.       This guarantee covenant:

5.1 secures the ultimate balance from time to time owing to the Landlord by the Tenant and is a continuing security notwithstanding any settlement of account or other matter

5.2 is in addition to any present or future indemnity or guarantee or other document containing some obligation to pay discharge or be responsible for any indebtedness or liability of the Tenant (a "COLLATERAL INSTRUMENT") or right or remedy held by or available to the Landlord and

5.3 will not be in any way prejudiced or affected by the existence of any Collateral Instrument rights or remedies or by the Collateral Instrument becoming wholly or in part void voidable or unenforceable on any ground or by the Landlord compounding with any other person liable

6. The Landlord will not be obliged to make any claim or demand on the Tenant or to resort to any Collateral Instrument or other means of payment held by or available to the Landlord before enforcing the Surety's covenants and no action taken or omitted by the Landlord in connection with any Collateral Instrument or other means of payment will discharge reduce prejudice or affect the liability of the Surety nor will the Landlord be obliged to apply any money or other property received or recovered in consequence of any enforcement or realisation of any Collateral Instrument or other means of payment in reduction of the liabilities which are guaranteed by the Surety

7. The Surety warrants that it has not taken or received and undertakes that until all the liabilities which are guaranteed by the Surety have been paid or discharged in full it will not take or receive the benefit of any security from the Tenant or any other person in respect of its obligations under this guarantee

8. Until all the liabilities guaranteed by the Surety have been paid discharged or satisfied in full (and notwithstanding payment of a dividend in any liquidation or bankruptcy or under any compromise or arrangement) the Surety agrees that without the prior written consent of the Landlord it will not:

8.1 exercise its rights of subrogation reimbursement and indemnity against the Tenant

8.2 demand or accept repayment in whole or in part of any indebtedness due to the Surety from the Tenant or from any other person liable or demand or accept any Collateral Instrument in respect of the same or dispose of the same

8.3 take any step to enforce any right against the Tenant or any other person liable in respect of any liabilities guaranteed by the Surety or

8.4 claim any set-off or counterclaim against the Tenant or any other person liable or claim or prove in competition with the Landlord in the bankruptcy or liquidation of the Tenant or any other person liable or have the benefit of or share in any payment from or composition with the Tenant or any other person liable or any other Collateral Instrument held by the Landlord for any liabilities guaranteed by the Surety or for the obligations or liabilities of any other person liable but so that if so directed by the Landlord it will prove for the whole or any part of its claim in the liquidation or bankruptcy of the Tenant on terms that the benefit of such proof and of all money received by it in respect of such proof shall be held on trust for the Landlord and applied in or towards discharge of the liabilities guaranteed by the Surety in such manner as the Landlord shall deem appropriate

9. If contrary to Paragraphs 7 or 8.2 the Surety takes or receives the benefit of any security or receives or recovers any money or other property such security money or other property will be held on trust for the Landlord and will be delivered to the Landlord on demand

10. The Surety agrees to reimburse the Landlord on demand for all legal and other costs charges and expenses on a full and unqualified indemnity basis which may be reasonably incurred by the Landlord in relation to the enforcement of the Surety's covenants

11. All payments to be made by the Surety will be made in full without any set-off (legal or equitable) condition or counterclaim and subject as provided below free and clear of any deductions or withholdings If at any time any applicable law regulation or regulatory requirement or any governmental authority monetary agency or central bank requires the Surety to make any deduction or withholding in respect of taxes levies duties imposts or any charges from any payment due from the Surety the sum due from the Surety in respect of such payment shall be increased to the extent necessary to ensure that after making such deduction or withholding the Landlord receives on the due date for such payment and retains (free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made The Surety shall indemnify the Landlord against any losses or costs incurred by reason of any failure of the Surety to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment The Surety shall promptly deliver to the Landlord any receipts certificates or other proof evidencing the amount (if any) paid or payable in respect of any deduction or withholding as aforesaid

12. Each of the provisions of this guarantee covenant is distinct and severable from the others and if at any time one or more of such provisions is or becomes illegal invalid or unenforceable the validity legality and enforceability of the remaining provisions will not in any way be affected or impaired

13. The Surety agrees to pay interest on each amount demanded of it under this Schedule at the rate referred to in Clause 3.28 of this Lease from the date of demand until repayment (as well after as before judgment)

14. If a liquidator or trustee in bankruptcy surrenders or disclaims this Lease or if this Lease becomes forfeited the Surety will at the request of the Landlord made within the three months following that surrender or disclaimer or forfeiture (as the case may be) take from the Landlord a lease of the Demised Premises for a term equal to the residue of the Term which would have remained had there been no surrender or disclaimer or forfeiture at the same rents and subject to the same obligations and conditions as are contained in this Lease That lease is to take effect from the date of such surrender or disclaimer or forfeiture (as the case may be) and in such case the Surety will pay the costs of that new lease and execute and deliver a counterpart of it to the Landlord

15. If the Landlord does not require the Surety to take a new lease of the Demised Premises under the preceding Paragraph 14 the Surety will nevertheless on demand pay to the Landlord a sum equal to the Rents which would have been payable under this Lease but for the surrender or disclaimer or forfeiture (as the case may be) in respect of the period from the date of that surrender or disclaimer or forfeiture (as the case may be) until the expiration of three months from it or until the Demised Premises become re-let by the Landlord (whichever occurs first) together with all arrears of Rents outstanding under this Lease

                               THE FOURTH SCHEDULE

                                (Service Charge)

1. The provisions of this Schedule shall have effect with regard to payment of the Service Charge and the expressions "Service Rent" and "Service Charge" shall have the meanings respectively given to them by the Headlease and the Management Deed

2. The Tenant will pay to the Landlord in manner hereafter specified the Service Charge

3. Payment will be made by the Tenant within 14 days of written demand therefor by the Landlord

4.       The Landlord may demand payment from the Tenant at any time:

         (a)      after; or

         (b)      within 14 days before

         the payment by the Landlord in respect of the Service Rent or Service Charge falls due under the Headlease or Management Deed (as the case may be)

5. If at the expiration of the Term the payments by the Tenant hereunder shall have resulted in a credit to which the Landlord is entitled as against the Superior Landlord and/or the Management Company such credit shall be refunded by the Landlord to the Tenant

6. The Certificate of the Management Company (or its Accountants) as to the amount of Service Rent or Service Charge shall (save in the case of manifest error and subject as stated in the Management Deed) be final and binding on the parties to this Lease

7. Nothing in this Lease contained shall impose any obligation on the Landlord to do or perform any of the Services other than complying with the Landlord's obligations under Clause 4.4 of this Lease

                               THE FIFTH SCHEDULE

                     (Tenant's Works disregarded on review)

1.       Catering equipment

2.       Staff lockers

3.       Emergency generator

4.       Waste compactor

S.       Data voice and comms. Installations

6.       Data cable trunking

7.       Telephone and switchgear equipment

8.       Radio communication systems

9.       Material handling equipment

10.      Access control systems

11.      Aisle wire guided systems

 12.     Signage

 13.     Warehouse heating and ventilation

14.      Warehouse lighting

 15.     Gatehouse

 16.     Security Systems

17.      Racking

 18.     External lighting

 19.     External canopy

20.      Battery charging area - fixtures and fittings

                                           ( THE COMMON SEAL of PONTSARN
                                           ( INVESTMENTS LIMITED
                                           ( hereunto affixed in the presence of

                                            Director/s/Signature Illegible

                                            Secretary/s/Signature Illegible


                                   MEMORANDUM

We being the Landlord in whom the reversion immediately expectant upon the determination of the term granted by the within written Lease is vested and being the Tenant in whom the benefit of the said term is vested desire to record the fact that the rent payable under the within written Lease has been reviewed under the provisions hereof and fixed in accordance with those provisions at
            POUNDS ([pound symbol]   ) per annum with effect from the     day of
                              20

Dated this       day of                  , 20



SIGNED for and on behalf of                          SIGNED for and on behalf of
the Landlord                                         the Tenant


-----------------------------                        ---------------------------

                                   MEMORANDUM



We being the Landlord in whom the reversion immediately expectant upon the determination of the term granted by the within written Lease is vested and being the Tenant in whom the benefit of the said term is vested desire to record the fact that the rent payable under the within written Lease has been reviewed under the provisions hereof and fixed in accordance with those provisions at
            POUNDS ([pound symbol]   ) per annum with effect from the     day of
                              20

Dated this       day of                  , 20



SIGNED for and on behalf of                         SIGNED for and on behalf of
the Landlord                                        the Tenant


-------------------------                           ----------------------------

                                   MEMORANDUM

We being the Landlord in whom the reversion immediately expectant upon the determination of the term granted by the within written Lease is vested and being the Tenant in whom the benefit of the said term is vested desire to record the fact that the rent payable under the within written Lease bas been reviewed under the provisions hereof and fixed in accordance with those provisions at
            POUNDS ([pound symbol]   ) per annum with effect from the     day of
                              20

Dated this       day of                  , 20



SIGNED for and on behalf of                         SIGNED for and on behalf of
the Landlord                                        the Tenant


--------------------------                          ----------------------------

                                   MEMORANDUM

We being the Landlord in whom the reversion immediately expectant upon the determination of the term granted by the within written Lease is vested and being the Tenant in whom the benefit of the said term is vested desire to record the fact that the rent payable under the within written Lease bas been reviewed under the provisions hereof and fixed in accordance with those provisions at
            POUNDS ([pound symbol]   ) per annum with effect from the     day of
                              20

Dated this       day of                  , 20



SIGNED for and on behalf of                         SIGNED for and on behalf of
the Landlord                                        the Tenant


--------------------------                          ----------------------------

                         [MAP DEPICTING LEASED PREMISES]